UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)   November 15, 2001
                                                            ------------------
                                                            (November 15, 2001)
                                                            ------------------



                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                85-0019030
----------------------------                             -----------------------
(State or Other Jurisdiction     File Number 1-6986         (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The following is a press release issued by the Company on November 15, 2001 and is being filed herewith as a Regulation FD Disclosure.

           PNM Breaks Ground on New Generating Plant in Southern N.M.

ALBUQUERQUE, N.M. November 15, 2001 - PNM, Public Service Company of New Mexico (NYSE:PNM) today broke ground on a new power plant in southern New Mexico.

"Building a new generating station reinforces our commitment to expand our wholesale business focus," said PNM Executive Vice President Bill Real. "It is also part of our promise to invest in New Mexico in order to improve the reliability of the regional power supply."

The plant, to be called Afton Generating Station, will be constructed adjacent to an El Paso Natural Gas Company compression station near Las Cruces, N.M. Afton is scheduled to be in commercial operation by the end of October 2002. The plant will produce 135 megawatts (MW) of electricity in its initial, simple cycle phase. PNM plans to expand the plant to a combined-cycle facility, with an output of approximately 225 MW, by the last quarter of 2003.

The new plant will be a part of PNM's resource portfolio providing power to the Western wholesale market. PNM recently announced a contract with Texas-New Mexico Power Co. (TNP) to provide electricity for that company's customers in southern New Mexico. The new station will be part of that resource mix.


PNM is a combined electric and gas utility serving approximately 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM stock is traded primarily on the NYSE under the symbol PNM.


Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Statements made in this news release that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors, including rulings issued by the New Mexico Public Regulation Commission pursuant to the Electric Utility Industry Restructuring Act of 1999 (as amended), and in other cases now pending or which may be brought before the commission, and decisions of regulatory agencies could cause future events to differ from those forecast in this press release. For a detailed discussion of the important factors affecting PNM, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K, as amended, for the year ended December 31, 2000, Form 10-Q filings for the quarters ended March 31, 2001, June 30, 2001, and September 30, 2001, and Form 8-K filings with the Securities and Exchange Commission.


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



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                    (Registrant)


Date:  November 15, 2001                         /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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